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                       STAG VARIABLE LIFE LAST SURVIVOR II
                             SEPARATE ACCOUNT VL II
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                        SUPPLEMENT DATED JANUARY 29, 2002
                       TO THE PROSPECTUS DATED MAY 1, 2001

Effective April 1, 2002, the third bullet under the subsection "Death Benefit" in the Summary of Benefits and Risks section of the prospectus is replaced with the following:

      - Return of Premium Option: The death benefit is the current Face Amount plus the total of your premium payments, however, it will be no more than the current Face Amount plus $5 million.

Effective April 1, 2002, the third bullet under the subsection "Death Benefit Options" in the Death Benefits and Policy Values section of the prospectus is replaced with the following:

      -       Under Option C, the current Face Amount plus the lesser of:
              (a) the sum of the premiums paid; or (b) $5 million.

Effective April 1, 2002, the following discussion of the Estate Tax Repeal Benefit Rider is added under "Optional Supplemental Benefits" under the subsection "Other Benefits" in the Your Policy Section of the prospectus:

- ESTATE TAX REPEAL BENEFIT RIDER - This rider allows you to terminate the policy and receive the policy's Account Value without paying applicable Surrender Charges, if there is no federal Estate Tax law in effect during 2011 and we receive your surrender request during the month of January 2011. The amount you receive under this rider is reduced by any outstanding Indebtedness. There is no additional charge for this rider.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

333-67373
HV-3579